TRANSCRIPT – HIT in Chicago Video (2024 Year- End Updates)

Text: Chicago, 2024

James Sweeney, President-Business Manager, Operating Engineers Local 150

Well, Chicago is about as Union Town as you're going to find.

Michael Clemmons, Int. Vice President, 6th District IBEW

We have the highest market shares in the country in all of our core industries.

James Sweeney, President-Business Manager, Operating Engineers Local 150

The whole idea of labor movement investing its money to create and help spur development. It brings equity to the community and to our membership at the same time.

Michael Clemmons, Int. Vice President, 6th District IBEW

If we're going to invest in something, we should invest in ourselves, and that's what the HIT is. The unique thing about it is once that money goes in, the HIT then uses that money to invest in projects that put our members to work.

Mike Macellaio, President, Chicago and Cook County Building and Construction Trades Council

Having HIT involved in a project is an assurance to us that we know that the project's going to be built with our members and their families are going to benefit from it, and the community's going to benefit from it.

Don Villar, Sec. Treasurer, Chicago Federation of Labor

Seeing the buildings and the structures that HIT, the Housing Investment Trust, has invested in and the pride that these workers will have.

Michelle Lawson, Laborers Union Local 4

It really helps the ones like middle class or just trying to get back on their feet.

Text: Cadence Apartments, Near West Side

Lee Oller, Executive Vice President, Merchants Capital Chicago:

They built workforce housing and this allows people who work in this area to actually live in this area.

Text: Merchants Capital project sign, Imani Village Senior Residences project sign

Imani Village Senior Residences, South Side

Michelle Lawson, Laborers Union Local 4

Back when I was younger, I grew up around here in special projects like this that you can be on.

Text: Island Terrance Apartments, Woodlawn

Island Terrace Apartments project sign

Don Villar, Sec. Treasurer, Chicago Federation of Labor

Oftentimes maybe affordable housing isn't for some investors, but with HIT, that's at their core.

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Text: Edwin Berry Manor Apartments, Woodlawn

Emmett Donovan, Sr. Vice President, Merchants Capital Chicago

This one is on the South Side of Chicago in a very difficult area to create affordable housing. There's very few investors that we deal with that can accommodate the type of flexibility needed to get the transaction done because quite frankly, it wouldn't have happened had they not.

Text: Northpoint Apartments, Rogers Park

Michael Clemmons, Int. Vice President, 6th District IBEW

Affordable housing units. A lot of people have a stigma about it. It's poor construction and that's totally dispelled if it's a HIT project. We know the workforce. There's going to be our members, it's going to be building trades members.

Text: Covent Apartments SRO, Lincoln Park

Olumide Kayode, Superintendent, Burling Builders:

They provide a certain level of professionalism and I expect a certain quality product from all union employees.

James Sweeney, President-Business Manager, Operating Engineers Local 150

And then while we're doing those jobs, we pay into our pension, our healthcare and our union, and the cycle starts all over again.

Text:

(Circular Graphic) UNION WAGES – PENSION – HIT FUND – HIT FINANCING AND RETURNS – CONSTRUCTION PROJECTS

Don Villar, Sec. Treasurer, Chicago Federation of Labor

That's one of the great things about the Housing Investment Trust. It's creating this virtuous cycle that benefits everybody.

Text: Grace Manor Apartments, North Lawndale

Michael Clemmons, Int. Vice President, 6th District IBEW

Not only are we just building a project that's putting our members to work, I mean it has ripple effects in the community. We're taking a property that maybe there was nothing there before, and now we're putting housing there. Now we're putting folks there to spend money in that community. Now there's ancillary businesses that take off.

Text: Multifamily Housing Grace Manor, project sign

Text: Grace Manor Apartments, project sign

Text: Merchants Capital, project sign

Text: Circle Park, project sign

Text: Circle Park Apartments, Near West Side

Text: 400 Lake Shore, Streeterville

Final Project Rendering

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Don Biernacki, Executive Vice President, Related Midwest

Chicago is alive and buildings like this, and partnerships with good union labor, with HIT, that's the strongest statement that we can say that Chicago isn't going anywhere. We are here, have been here, and will be here for a very, very long time.

Text: Wrigleyville North Apartments, Lake View

Text: Heiwa Terrace Apartments, Uptown

Michael Clemmons, Int. Vice President, 6th District IBEW

We're making a great return on our investments. Our members are getting man-hours on projects. Those projects are all union because the HIT ensures that with their investment money, which is our members pension, health, and welfare money. We really value our partnership with HIT and putting our members to work and making our pension dollars work for us.

James Connolly, Business Manager, Chicago Laborers’ District Council

Let's use an investment vehicle in order to speak for us and with us and with the Housing Investment Trust, they'll walk out and I smile and say, "Why didn't I do this years ago".

Text:

HIT’s CHICAGO IMPACT

68 Projects

$1.2 Billion Invested or Allocated

25.0 Million Hours of Union Construction Work

14,896 Units of Housing (68% Affordable)

$5.5 Billion Total Economic Impacts

HIT’s National Impact:

617 Projects

$11.1 Billion Invested or Allocated

210.4 Million Hours of Union Construction Work

240,484 Jobs Across Communities

130,433 Units of Housing (67% Affordable)

$48.2 Billion Total Economic Impacts

AFL-CIO HOUSING INVESTMENT TRUST

COMPETITIVE RETURNS | UNION CONSTRUCTION JOBS | HOUSING FINANCE

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of December 31, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

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